Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
10.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	As of December 31,
(In thousands)	2011	2010
Land	$486	$486
Buildings and improvements	4,844	5,403
Furniture, fixtures, and office equipment	18,588	15,766
Equipment and vehicles	593	273
Computer hardware	3,295	2,092
Computer software	22,390	21,172
Leasehold improvements	8,140	4,855
Equipment and vehicles under capital lease	247	1,283

Total, at cost	58,583	51,330
Less — Accumulated depreciation and amortization	(37,680)	(34,483)

Net property, plant and equipment	$20,903	$16,847

Depreciation expense for continuing operations was $5,772,000, $4,548,000, and $5,179,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Depreciation expense for discontinued operations was $660,000 for the year ended December 31, 2009. The majority of the Company’s vehicles are leased and are accounted for as operating leases; however, certain of these vehicle leases are accounted for as capital leases. Assets under capital lease in the above table primarily represent vehicles and computer equipment leased by the Company. These assets are being amortized over the shorter of the lease term or the estimated useful life of the assets. Amortization expense for continuing operations related to capital leases was $159,000, $186,000, and $327,000 for the years 2011, 2010, and 2009, respectively. Amortization expense for discontinued operations related to capital leases was $10,000 for the year 2009. As of December 31, 2011 and 2010, the Company had recorded $247,000 and $1,119,000, respectively, in accumulated amortization for assets under capital lease.